Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of July 15, 2025, by and among CURBLINE PROPERTIES LP, a limited partnership organized under the laws of the State of Delaware (the “Borrower”), CURBLINE PROPERTIES CORP., a corporation organized under the laws of the State of Maryland (the “Parent”), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Issuing Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of October 1, 2024 (as amended and in effect immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement”); and

WHEREAS, the Parent, the Borrower, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Existing Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. Upon the satisfaction of each of the conditions set forth in Section 2 of this Amendment, the parties hereto agree that the Existing Credit Agreement is amended as follows (the Existing Credit Agreement as amended by this Amendment shall be referred to herein as the “Amended Credit Agreement”):

(a)
Section 1.1 of the Existing Credit Agreement is amended by amending the definition of “Assets Under Development” by deleting the phrase “Parent obtaining an Investment Grade Rating” and substituting the phrase “Parent or Borrower obtaining an Investment Grade Rating” in lieu thereof;

(b)
Section 1.1 of the Existing Credit Agreement is amended by amending clause (b) of the definition of “Change of Control” by deleting such clause in its entirety and substituting in lieu thereof the following:

(x) prior to Parent or Borrower obtaining an Investment Grade Rating, Parent shall cease to own and control, directly or indirectly, at least 80% of the outstanding Capital Stock of the Borrower free and clear of Liens securing Indebtedness for borrowed money, and (y) after Parent or Borrower has obtained an Investment Grade Rating, Parent shall cease to own and control, directly or indirectly, at least 80% of the outstanding Capital Stock of the Borrower; or

(c)
Section 1.1 of the Existing Credit Agreement is amended by amending the definition of “SOFR Adjustment” by deleting the percentage “0.10%” and substituting the percentage “0.00%” in lieu thereof;

(d)
Section 1.1 of the Existing Credit Agreement is amended by amending the definition of “Value of Unencumbered Assets” by deleting the phrase “Parent obtaining an Investment Grade Rating” and substituting the phrase “Parent or Borrower obtaining an Investment Grade Rating” in lieu thereof;

(e)
Section 2.4(a) of the Existing Credit Agreement is amended by deleting the phrase “Prior to Parent obtaining an Investment Grade Rating” and substituting “Prior to Parent or Borrower obtaining an Investment Grade Rating” in lieu thereof.
(f)
Section 2.4(b) of the Existing Credit Agreement is amended by deleting such section in its entirety and substituting in lieu thereof the following:

(b) Upon Parent or Borrower obtaining an Investment Grade Rating, the Applicable Margins to be used in calculating the interest rate applicable to different Classes and Types of Borrowings and the Facility Fee Rate to be used in calculating the Facility Fee shall vary from time to time in accordance with Parent’s or Borrower’s then applicable Credit Rating corresponding to the Level in the first column of the table below:

Level	Credit Rating	Applicable Margin for SOFR Loans under the Revolving Facility and the Facility Letter of Credit Fee	Applicable Margin for Base Rate Loans under the Revolving Facility	Facility Fee Rate	Applicable Margin for SOFR Loans under the Initial Term Loan Facility	Applicable Margin for Base Rate Loans under the Initial Term Loan Facility
1	A/A2 (or higher)	0.70%	0.00%	0.10%	0.75%	0.00%
2	A-/A3	0.725%	0.00%	0.125%	0.80%	0.00%
3	BBB+/Baa1	0.775%	0.00%	0.15%	0.85%	0.00%
4	BBB/Baa2	0.85%	0.00%	0.20%	0.95%	0.00%
5	BBB-/Baa3	1.05%	0.05%	0.25%	1.20%	0.20%
6	BB+/Ba1 (or lower or unrated)	1.40%	0.40%	0.30%	1.60%	0.60%

If at any time Parent or Borrower has two (2) applicable Credit Ratings, the Applicable Margins and Facility Fee Rate shall be the rate per annum applicable to the highest applicable Credit Rating; provided that if the highest applicable Credit Rating and the lowest applicable Credit Rating are more than one ratings category apart, the Applicable Margins and Facility Fee Rate shall be the rate per annum applicable to applicable Credit Rating that is one ratings category below the highest applicable Credit Rating. If at any time Parent or Borrower has three (3) applicable Credit Ratings, and such applicable Credit Ratings are split, then: (A) if the difference between the highest and the lowest such applicable Credit Ratings is one ratings category (e.g. Baa2 by Moody’s and BBB- by S&P or Fitch), the Applicable Margins and Facility Fee Rate shall be the rate per annum that would be applicable if the highest of the applicable Credit Rating were used; and (B) if the difference between such applicable Credit Ratings is two (2) ratings categories (e.g. Baa1 by Moody’s and BBB- by S&P or Fitch) or more, the Applicable Margins and Facility Fee Rate shall be the rate per annum that would be applicable if the average of the two (2) highest applicable Credit Ratings were used, provided that if such average is not a recognized rating category, then the Applicable Margin and Facility Fee Rate shall be the rate per annum that would be applicable if the second highest applicable Credit Rating of the three were used. If at any time Parent or Borrower has only one applicable Credit Rating, the Applicable Margins and Facility Fee Rate shall be the rate per annum applicable to such applicable Credit Rating.

If neither Parent nor Borrower has an Investment Grade Rating, the Applicable Margin and Facility Fee Rate shall be the rate per annum applicable to Level 6 in the table above.

If a rating agency downgrade or discontinuance results in an increase in the Applicable Margins or in the Facility Fee Rate and if such increase is reversed and the Applicable Margins or Facility Fee Rate is restored within ninety (90) days thereafter, at Parent’s or the Borrower’s request, the Borrower shall receive a credit against interest next due the Lenders equal to (i) interest accrued at the differential between such Applicable Margins plus (ii) the differential in the Facility Fees accruing from time to time during such period of downgrade or discontinuance.

If a rating agency upgrade results in decrease in the Applicable Margins or in the Facility Fee Rate and if such upgrade is reversed and the Applicable Margins or Facility Fee Rate is restored within ninety (90) days thereafter, the Borrower shall be required to pay an amount to the Lenders equal to the interest differential on the Borrowings and the differential on the Facility Fees during such period of upgrade.

(g)
Section 2.20 of the Existing Credit Agreement is amended by deleting the phrase “on account of the Revolving Facility” and substituting “on account of the Obligations” in lieu thereof;
(h)
Section 6.18(v) of the Existing Credit Agreement is amended by deleting the phrase “Parent obtaining an Investment Grade Rating” and substituting “Parent or Borrower obtaining an Investment Grade Rating” in lieu thereof; and

(i)
Section 6.18(vii) of the Existing Credit Agreement is amended by deleting the phrase “Parent obtaining an Investment Grade Rating” and substituting “Parent or Borrower obtaining an Investment Grade Rating” in lieu thereof.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)
a counterpart of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent and each of the Lenders; and

(b)
such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations. Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)
Authorization and Validity. Each of Parent and the Borrower has the corporate power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Amended Credit Agreement. The execution and delivery by each of Parent and the Borrower of this Amendment and the performance of its obligations hereunder and under the Amended Credit Agreement have been duly authorized by proper corporate proceedings, and this Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of such Person, enforceable against such Person in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

(b)
No Conflict; Government Consent. Neither the execution and delivery by Parent or the Borrower of this Amendment, nor the consummation of the transactions contemplated herein or the Amended Credit Agreement, nor compliance with the provisions hereof or of the Amended Credit Agreement will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Parent, the Borrower or any of their respective Subsidiaries or Parent’s, the Borrower’s or any such Subsidiary’s articles of incorporation or by-laws, or the provisions of any indenture, instrument or agreement to which Parent, the Borrower or any of their respective Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, except where such violation, conflict or default would not reasonably be expected to have a Material Adverse Effect, or result in the creation or imposition of any Lien (other than Permitted Liens) in, of or on the Property of Parent, the Borrower or any of their respective Subsidiaries pursuant to the terms of any such indenture, instrument or agreement. Other than those that have been obtained, no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Amendment or the Amended Credit Agreement, in each case, other than the filing of a copy of this Amendment or the Amended Credit Agreement, or the filing of information concerning this Amendment or the Amended Credit Agreement, with the Securities and Exchange Commission.

(c)
No Default. No Default or Unmatured Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Parent and Borrower. Each of the Parent and the Borrower hereby reaffirms that the representations and warranties made or deemed made by the Parent, the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are true and correct in all material respects on and as of the date hereof; provided that any representation or warranty that is qualified as to “materiality”, Material Adverse Effect or similar language shall be true and correct in all respects on and as of the date hereof and any such representation or warranty that is stated to relate solely to an earlier date shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified as to materiality, Material Adverse Effect or similar language, in all respects) on and as of such earlier date.

Section 5. Certain References. Each reference to the Existing Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Amended Credit Agreement. This Amendment shall constitute a Loan Document.

Section 6. Expenses. The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Existing Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated, unless otherwise specifically stated herein. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 10. Release. In consideration of the amendments and agreements contained herein, each of the Parent and the Borrower hereby waives and releases the Administrative Agent, each Lender and the Issuing Lenders from any and all claims and defenses, whether known or unknown, with respect to the Existing Credit Agreement and the other Loan Documents and the transactions contemplated thereby to the extent any such claims and defenses have arisen on or prior to the date hereof.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Existing Credit Agreement.

Section 13. Reaffirmation of Guaranty. The Parent hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under that certain Guaranty dated as of October 1, 2024 (the “Guaranty”) to which the Parent is a party, and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of the Parent thereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

CURBLINE PROPERTIES LP,

as Borrower

By /s/ Conor M. Fennerty

Name: Conor M. Fennerty

Title: Executive Vice President, Chief Financial Officer and Treasurer

CURBLINE PROPERTIES CORP.,

as Parent

By /s/ Conor M. Fennerty

Name: Conor M. Fennerty

Title: Executive Vice President, Chief Financial Officer and Treasurer

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Credit Agreement for Curbline Properties LP]

WELLS FARGO BANK, NATIONAL

ASSOCIATION, as Administrative Agent, as an Issuing Lender and as a Lender

By: /s/ Kate Brown

Name: Kate Brown

Title: Vice President

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Credit Agreement for Curbline Properties LP]

PNC BANK, NATIONAL ASSOCIATION, as an Issuing Lender and as a Lender

By: /s/ Brian P. Kelly

Name: Brian P. Kelly

Title: Senior Vice President

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Credit Agreement for Curbline Properties LP]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s Patrick T. Brooks

Name: Patrick T. Brooks

Title: Vice President

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Credit Agreement for Curbline Properties LP]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Michael P. Szuba

Name: Michael. P. Szuba

Title: Senior Vice President

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Credit Agreement for Curbline Properties LP]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Jessica W. Phillips

Name: Jessica W. Phillips

Title: Authorized Signatory

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Credit Agreement for Curbline Properties LP]

BANK OF AMERICA, N.A., as a Lender

By: /s/ Stephanie Whitman

Name: Stephanie Whitman

Title: Vice President

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Credit Agreement for Curbline Properties LP]

THE BANK OF NEW YORK MELLON., as a Lender

By: /s/ Cody Mainc

Name: Cody Mainc

Title: Director

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Credit Agreement for Curbline Properties LP]

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Gretell Merlo

Name: Gretell Merlo

Title: Authorized Signatory

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Credit Agreement for Curbline Properties LP]

GOLDMAN SACHS BANK USA, as a Lender

By: /s/Priyankush Goswami

Name: Priyankush Goswami

Title: Authorized Signatory